UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.            )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Certara, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V83962-P44447 *Please check the meeting materials for any special requirements for meeting attendance. CERTARA, INC. C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717 CERTARA, INC. 2026 Annual Meeting Vote by May 13, 2026 11:59 PM ET You invested in CERTARA, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 14, 2026. Vote Virtually at the Meeting* May 14, 2026 9:00 a.m. Eastern Time Virtually at: www.virtualshareholdermeeting.com/CERT2026 Get informed before you vote View the Notice and Proxy Statement and Annual Report on Form 10-K online at www.proxyvote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to April 30, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.proxyvote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V83963-P44447 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. To elect the three Class III directors named in our Proxy Statement to hold office until the 2029 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified. For Nominees: 01) Arjun Bedi 02) Stephen McLean 03) Jon Resnick 2. Ratification of the selection of RSM US LLP as our independent registered public accounting firm for 2026. For 3. A non-binding advisory vote to approve the compensation of our named executive officers for the most recently completed fiscal year. For NOTE: To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.